UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2003

SNB BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-23261 (Commission File No.)	58-2107916 (IRS Employer I.D. No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of principal executive offices)

(478) 722-6200

Registrant's Telephone Number, including area code

Not applicable

(Former name or former address, if changed since last report)

________________________________________________________________________

ITEM 2. Acquisition or Disposition of Assets

On May 30, 2003, SNB Bancshares, Inc., Macon, Georgia (the "Company"), filed a Current Report on Form 8-K reporting the acquisition of Bank of Gray, Gray, Georgia. The Company indicated in such report that it would file certain financial information by amendment, as permissible under Form 8-K, Item 7. The purpose of this Amendment is to include such financial information.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)

Financial Statements of Business Acquired. The consolidated financial statements of Bank of Gray including Bank of Gray's consolidated balance sheet at December 31, 2002 and December 31, 2001, and its consolidated statements of operation, cash flow and changes in stockholders' equity for each of the years ended December 31, 2002, December 31, 2001, and December 31, 2000 and the notes thereto, were previously filed within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the Company's Joint Proxy Statement/Prospectus on Form S-4 (File No. 333-103554) initially filed with the Securities and Exchange Commission on March 3, 2003, and declared effective on April 1, 2003, and are included as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information
(1)

The unaudited pro forma combined condensed statements of operation for the year ended December 31, 2002 and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act in the Joint Proxy Statement/Prospectus which was included in the Company's Registration Statement on Form S-4 (File No. 333-103554), initially filed with the Securities and Exchange Commission on March 3, 2003, and declared effective on April 1, 2003, and are included as Exhibit 99.2 attached hereto and incorporated herein by reference.

(2)

The unaudited consolidated condensed financial statements of Bank of Gray including Bank of Gray's unaudited consolidated balance sheet at March 31, 2003 and consolidated income statement for the three months ended March 31, 2003, and the notes thereto are attached hereto as Exhibit 99.3.

(c)	Exhibits
2.1(a)

Agreement and Plan of Reorganization dated October 25, 2002, between SNB Bancshares, Inc. and Bank of Gray (incorporated by reference to Appendix A of the Company's Joint Proxy Statement/Prospectus on Form S-4 ( File No. 333-103554) filed with the Securities and Exchange Commission on March 3, 2003).

99.1

Press release issued Friday, May 30, 2003 (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated May 30, 2003, as filed with the Securities and Exchange Commission).

99.2

SNB Bancshares, Inc. Proxy Statement/Prospectus on Form S-4 filed with the Securities and Exchange Commission on March 3, 2003. (incorporated by reference to the Company's Joint Proxy Statement/Prospectus on Form S-4 (File No. 333-103554) filed with the Securities and Exchange Commission on March 3, 2003).

99.3

The unaudited consolidated condensed financial statements of Bank of Gray including Bank of Gray's unaudited consolidated balance sheet at March 31, 2003 and consolidated income statement for the three months ended March 31, 2003, and the notes thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNB BANCSHARES, INC.

Date: July 28, 2003

By: /s/ H. Averett Walker

H. Averett Walker

President and Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description
2.1(a)

Agreement and Plan of Reorganization dated October 25, 2002, between SNB Bancshares, Inc. and Bank of Gray (incorporated by reference to Appendix A of the Company's Joint Proxy Statement/Prospectus on Form S-4 (File No. 333-103554) filed with the Securities and Exchange Commission on March 3, 2003).

99.1	Press Release distributed May 30, 2003 (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated May 30, 2003, as filed with the Securities and Exchange Commission).
99.2	Joint Proxy Statement/Prospectus filed on Form S-4 (File No. 333-103554) as filed with the Securities and Exchange Commission on March 3, 2003.
99.3

The unaudited consolidated condensed financial statements of Bank of Gray including Bank of Gray's unaudited consolidated balance sheet at March 31, 2003 and consolidated income statement for the three months ended March 31, 2003, and the notes thereto.

EXHIBIT 99.3
Security Bank Corporation
Consolidated Balance Sheet (ProForma)
March 31, 2003
	SNB
	Bancshares	Bank of	Eliminating Entries				Consolidated
	Consolidated	Gray	Debit		Credit		Total

Cash and Balances Due from Depository Institutions	18,066,546	4,318,916	9,000,000	(11)	15,000,000	(1)	16,385,462

Interest-Bearing Deposits	209,776	131,324					341,100

Federal Funds Sold	465,000	5,169,000	6,000,000	(10)			11,634,000

Investment Securities	34,686,802	82,160,721			6,000,000	(10)	110,847,523

Federal Home Loan Bank Stock	3,470,900	522,700					3,993,600

Loans Held for Sale	33,748,601	0					33,748,601

Loans	456,366,275	139,185,705					595,551,980
Allowance for Loan Losses	(5,812,177)	(1,955,888)					(7,768,066)
Unearned Interest and Fees	(459,856)	0					(459,856)

Loans, Net	450,094,242	137,229,817					587,324,058

Premises and Equipment	13,216,537	2,639,927	1,168,000	(2)	9,733	(9)	17,014,730

Other Real Estate	1,886,141	422,347					2,308,488

Goodwill	3,910,497	0	20,777,331	(5)(2)			24,687,828

Other Assets	7,767,136	3,510,473	908,654	(3) (4)	42,790	(4)	12,143,473

Total Assets	567,522,178	236,105,225					820,428,864

Deposits	434,916,419	210,858,087	170,415	(9)	2,044,983	(2)	647,649,074

Federal Funds Purchased and Securities Sold Under
Agreements to Repurchase	6,325,107	0					6,325,107
Demand Notes to U.S. Treasury	667,099	0					667,099
Other Borrowed Money	61,604,531	0			9,000,000	(11)	70,604,531

	68,596,738	0					77,596,738

Other Liabilities	4,404,568	1,732,313					6,136,881

Guaranteed Mandatorily Redeemable Trust Preferred
Securities of Subsidiary Trust	18,000,000						18,000,000

Common Stock	3,430,734	500,000	500,000	(6)	1,571,000	(7)	5,001,734

Paid-In Capital	14,125,071	5,500,000	5,500,000	(6)	27,790,990	(7)	41,916,061

Retained Earnings	23,180,823	16,869,800	16,879,670	(6)(8)			23,170,954

Accumulated Other Comprehensive Income	867,826	645,024	645,024	(6)			867,826

Total Stockholder's Equity	41,604,454	23,514,824					70,956,574

Total Liabilities and Stockholders' Equity	567,522,178	236,105,225	61,549,094		61,459,497		820,339,267

(1) Cash of $15,000,000 paid to Bank of Gray shareholders.
(2) Allocation of premium based on estimated fair value. (CD Rate Differential $2,044,983, Building $530,000, and Land $638,000 )
(3) Core deposit intangible ($855,809) and deferred taxes ($8,046).
(4) Amortization of core deposit intangible ($42,790) plus amortization of deferred taxes ($44,799).
(5) Goodwill as a result of acquisition.
(6) Elimination of Bank of Gray equity for consolidation purposes.
(7) To reflect the issuance of 1,571,000 shares of SNB Bancshares stock @ $18.69 per share
(8) To record income statement effect of proforma adjustments.
(9) Accretion and depreciation of increases in fair value.
(10) Sale of Securities ($6,000,000) to fund cash payment to BOG shareholders.
(11) Funding for BOG Shareholders ($9,000,000 Holding Co Bankers Bank Line of Credit)
Security Bank Corporation
Consolidated Income Statement (ProForma)
March 31, 2003

	SNB
	Bancshares	Bank of	Eliminating Entries				Consolidated
	Consolidated	Gray	Debit		Credit		Total

Interest Income
Loans, Including Fees	7,866,986	2,664,526					10,531,512
Federal Funds Sold	10,407	21,928					32,335
Deposits with Other Banks	1,931	0					1,931
Investment Securities	398,099	749,641					1,147,740
Other Investments	55,594	6,587					62,182

	8,333,016	3,442,683					11,775,699

Interest Expense
Deposits	2,101,008	1,439,352			170,415	(1)	3,369,945
Federal Funds Purchased	21,090						21,090
Demand Notes Issued to the U.S. Treasury	1,552						1,552
Other Borrowed Money	666,498						666,498

	2,790,148	1,439,352					4,059,085

Net Interest Income	5,542,868	2,003,331					7,716,614

Provision for Loan Losses	489,088	285,000					774,088

Net Interest Income After Provision for Loan Losses	5,053,780	1,718,331					6,942,526

Noninterest Income
Service Charges on Deposits	1,006,311	146,346					1,152,656
Other Service Charges, Commissions and Fees	2,660,919	0					2,660,919
Securities Gains (Losses)	0	1,785					1,785
Other	277,674	145,554					423,228

	3,944,904	293,684					4,238,588

Noninterest Expense
Salaries and Employee Benefits	4,063,059	445,621					4,508,680
Occupancy and Equipment	676,863	119,257	9,733	(2)			805,853
Loss (Gain) on Sale of Premises and Equipment	40,341	(438)					39,903
Office Supplies and Printing	139,131	35,969					175,100
Telephone	165,714	7,734					173,448
Loss (Gain) on Foreclosed Property	43,692	0					43,692
Other	1,414,175	272,911	42,790	(3)			1,729,877

	6,542,974	881,055					7,476,552

Income Before Income Taxes	2,455,710	1,130,960					3,704,562

Income Taxes	886,618	315,000	44,799	(4)			1,246,417

Net Income	1,569,092	815,960	97,322		170,415		2,458,145

Basic Earnings Per Shares							$ 0.4934

Diluted Earnings Per Share							$ 0.4835

Wieghted Average Shares Outstanding - Basic							4,981,924

Weighted Average Shares Outstanding - Diluted							5,083,943

(1) Accretion of increase in fair value of fixed rate deposits over 3 years.
(2) Depreciation of increase in fair value of building over 30 years.
(3) Amortization of core deposit intangible over 5 years.
(4) Amortization of deferred taxes